Exhibit 10.27

Grant No.: «Grant»

UNDER ARMOUR, INC.

RESTRICTED STOCK AGREEMENT

Under Armour, Inc., a Maryland corporation (the “Company”), hereby grants its shares of Class A Common Stock, $.0003 1/3 par value, (the “Common Stock”) to the Grantee named below, subject to the vesting conditions set forth in the attachment. Additional terms and conditions of the grant are set forth in this cover sheet, in the attachment, and in the KP Sports, Inc. Stock Option Plan, as amended (the “Plan”).

Grant Date: _______________

Vesting Start Date: ____________

Name of Grantee: «Name»

Grantee’s Social Security Number: _____-____-_____

Number of Shares of Common Stock Covered by Grant: _______________

Purchase Price per Share of Common Stock: ______

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached. You acknowledge that you have carefully reviewed the Plan, and agree that the Plan will control in the event any provision of this Agreement should appear to be inconsistent.

Grantee:

(Signature)

Company:

(Signature)

Title:

Attachment

This is not a stock certificate or a negotiable instrument.

UNDER ARMOUR, INC.

RESTRICTED STOCK AGREEMENT

Restricted Stock/ Nontransferability	This grant is an award of Common Stock in the number of shares set forth on the cover sheet, at the Purchase Price set forth on the cover sheet, and subject to the vesting conditions described below (“Restricted Stock”). The Purchase Price for the Restricted Stock is deemed paid by your services to the Company. To the extent not yet vested, your Restricted Stock may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Restricted Stock be made subject to execution, attachment or similar process.

Issuance and Vesting

The Company will issue your Restricted Stock in your name as of the Grant Date.

Except as otherwise set forth below, your right to the Common Stock under this Restricted Stock grant vests as to 100% of the total number of shares covered by this grant, as shown on the cover sheet, on the second anniversary of the Vesting Start Date, provided you then continue in service (the “Vesting Date”). If the Vesting Date would otherwise occur during a period in which you are: (a) subject to a lock-up agreement restricting your ability to sell shares of Stock in the open market or (b) restricted from selling shares of Stock in the open market because you are not then eligible to sell under the Company’s insider trading or similar plan as then in effect (whether because a trading window is not open or you are otherwise restricted from trading), the Vesting Date will be delayed until the first date on which you are no longer prohibited from selling shares of Stock due to a lock-up agreement or insider trading plan restriction; provided, however, you shall not be deemed to be restricted pursuant to subparagraph (b) above if you have in place at the Vesting Date an enforceable 10b5-1 trading plan. You cannot vest in more than the number of shares covered by this grant. No shares will vest after your service has terminated for any reason.

Termination on Death or Disability; Change of Control	Your right to the Common Stock under this Restricted Stock grant vests as to 100% of the total number of shares covered by this grant, as shown on the cover sheet, in the event of a Change in Control, or if you terminate your service due to death or Disability.

Termination in the Event of Extraordinary Circumstances	If the event that your service to the Company is terminated without Cause prior to your Vesting Date in extraordinary circumstances, the Board or the Compensation Committee may, in its sole discretion, accelerate vesting in your rights to the Common Stock under this Restricted Stock Agreement. Extraordinary circumstances would include a change in composition of the Board in connection with a merger and acquisition, corporate restructuring, initial public offering, strategic investment or similar corporate transaction.

Forfeiture of Unvested Common Stock	In the event that your service terminates for any reason other than due to death or Disability or in extraordinary circumstances in connection with which vesting has been accelerated, you will forfeit to the Company all of the shares of Common Stock subject to this grant that have not yet vested.

Book Entry Restrictions/Escrow

The Restricted Stock may be issued in book entry form. If so, the Company shall cause the transfer agent for the shares of Common Stock to make a book entry record showing ownership for the shares of Restricted Stock in your name subject to the terms and conditions of this Agreement. You shall be issued an account statement acknowledging your ownership of the shares of Restricted Stock.

If certificates are issued evidencing the shares of Restricted Stock, the certificates for the Restricted Stock shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of shares of Stock delivered in escrow to the Secretary of the Company.

As your interest in the shares vests, as described above, the certificates for such vested shares shall be released from escrow and delivered to you, at your request, within 30 days of their vesting.

Withholding Taxes	In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the vesting of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any affiliate.

Section 83(b) Election	Under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the difference between the purchase price paid for the shares of Stock and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, “forfeiture restrictions” includes forfeiture as to unvested Stock described above. You may elect to be taxed at the time the shares are acquired, rather than when such shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Grant Date. You will have to make a tax payment to the extent the purchase price is less than the fair market value of the shares on the Grant Date. No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the shares on the Grant Date. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the fair market value of the shares as of the vesting date exceeds the purchase price) as the forfeiture restrictions lapse.

YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY 83(b) ELECTION.

Retention Rights	This Agreement does not give you the right to be retained by the Company (or any parent, Subsidiaries or affiliates) in any capacity. The Company (and any parent, Subsidiaries or affiliates) reserves the right to terminate your service at any time and for any reason.

Shareholder Rights	You have the right to vote the Restricted Stock and to receive any dividends declared or paid on such stock. Any distributions you receive as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be deemed to be a part of the Restricted Stock and subject to the same conditions and restrictions applicable thereto. Except as described in the Plan, no adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued.

Adjustments	In the event of any stock dividend, stock split or other change in the corporate structure affecting the Common Stock, the number or kind of shares covered by this grant may be adjusted pursuant to the Plan. Your Restricted Stock shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends	All certificates representing the Common Stock issued in connection with this grant shall, where applicable, have endorsed thereon the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Maryland, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

Market Stand-Off	In connection with any underwritten public offering by the Company (the “Registrant”) of the Registrant’s securities pursuant to an effective registration statement filed under the Securities Act of 1933 for such period as the underwriters may request (such period not to exceed 180 days following the date of the applicable offering), you shall not, directly or indirectly, sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, loan, hypothecate, pledge, offer, grant or dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any shares of capital stock of the Company covered by this grant without the prior written consent of the underwriters of such public offering.

The Plan

The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan, and have the meaning set forth in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of Restricted Stock. Any prior agreements, commitments or negotiations concerning this grant are superseded.

Data Privacy

In order to administer the Plan, the Company may process personal data about you. Such data includes, but is not limited to, the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you such as home address and business addresses and other contact information, payroll information and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan.

By accepting this grant, you give explicit consent to the Company to process any such personal data. You also give explicit consent to the Company to transfer any such personal data outside the country in which you work or are employed, including, with respect to non-U.S. resident Grantees, to the United States, to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

Consent to Electronic Delivery	The Company may choose to deliver certain statutory materials relating to the Plan in electronic form. By accepting this grant, you agree that the Company may deliver the Plan prospectus and the Company’s annual report to you in an electronic format. If at any time you would prefer to receive paper copies of these documents, as you are entitled to, the Company would be pleased to provide copies. Please contact J. Scott Plank at 410-454-6441 to request paper copies of these documents.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

Exhibit A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, _____________ sells, assigns and transfers to Under Armour, Inc., a Maryland corporation (the “Company”), ____________ (            ) shares of the Company’s Class A Common Stock represented by Certificate No. ___ and does hereby irrevocably constitute and appoint ______________ to transfer the said common stock on the books of the Company with full power of substitution in the premises.

Dated:____________, 200__

Print Name

Signature

Spouse Consent (if applicable)

___________________ (Purchaser’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares of class A common stock of the Company.

Signature

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO CAUSE THE FORFEITURE OF YOUR UNVESTED SHARES AS SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

EXHIBIT B

ELECTION UNDER SECTION 83(b) OF

THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and social security number of the undersigned:

Name: __________________________________________________________________

Address: ________________________________________________________________

_________________________________________________________________________

SocialSecurity No. : ________________________________________________________

2.	Description of property with respect to which the election is being made:

_______ shares of common stock, par value $.0003 1/3 per share, Under Armour, Inc., a Maryland corporation, (the “Company”).

3.	The date on which the property was transferred is _____________.

4.	The taxable year to which this election relates is calendar year 2005.

5.	Nature of restrictions to which the property is subject:

The shares of stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was ______ per share, for a total of ______.

7.	The amount paid by taxpayer for the property was $0.00.

8.	A copy of this statement has been furnished to the Company.

Dated: _____________, 2005

Taxpayer’s Signature

Taxpayer’s Printed Name

PROCEDURES FOR MAKING ELECTION

UNDER INTERNAL REVENUE CODE SECTION 83(b)

The following procedures must be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:1

1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Restricted Stock.

2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.

3. You must file another copy of the election form with your federal income tax return (generally, Form 1040) for the taxable year in which the stock is transferred to you.

[1]	Whether or not to make the election is your decision and may create tax consequences for you. You are advised to consult your tax advisor if you are unsure whether or not to make the election.